Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Bailey Frances Corp., (the “Company”) for the fiscal year ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Erik Levine, Chief Executive Officer and principal financial officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2011	/s/ Erik Levine
Erik Levine
Chief Executive Officer and principal financial officer